Exhibit No. 99.1
Form 10-QSB
Viral Genetics, Inc.
File No. 000-26875


          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     In connection with the Quarterly Report of Viral Genetics, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Haig Keledjian, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 20, 2003                   By: /s/ Haig Keledjian, Chief Executive and
                                         Financial Officer


A signed original of this written statement required by Section 906 has been provided to Viral Genetics, Inc. and will be retained by Viral Genetics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.